UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2023

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

(782) 925-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Redeemable warrants exercisable for one share of Common Stock at an exercise price of $0.19	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 21, 2023, Netcapital Inc. (the “Company”) held its annual meeting of stockholders, (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected each of Martin Kay, Cecilia Lenk, Avi Liss, Steven Geary and Arnold Scott as members of the Company’s board of directors (the “Board”) to serve until the Company’s next annual meeting of stockholders or until their successors are elected and qualified or until their earlier death, resignation or removal, and (ii) ratified the appointment of Fruci & Associates II, PLLC as the Company’s accounting firm for the fiscal year ending April 30, 2024.

Stockholders of record at the close of business on September 22, 2023 (the “Record Date”) were entitled to notice of and one vote for each share of common stock held by such stockholder. On the Record Date, there were 9,434,132 shares of common stock issued and outstanding, of which 5,622,362 shares of common stock were represented at the Annual Meeting, or approximately 59.6% of the total outstanding shares of common stock on the Record Date, which was sufficient to constitute a quorum pursuant to the Company’s Bylaws, and to transact business.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

Martin Kay, Cecilia Lenk, Avi Liss, Steven Geary and Arnold Scott were elected to serve until the Company’s next annual meeting of stockholders or until their successors are elected and qualified, or until their earlier death, resignation or removal. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Martin Kay	3,287,963	232,353	2,102,046
Cecilia Lenk	3,285,715	234,601	2,102,046
Avi Liss	3,284,555	235,761	2,102,046
Steven Geary	3,279,582	240,734	2,102,046
Arnold Scott	3,332,151	188,165	2,102,046

Proposal No. 2 – Ratification of the appointment of the independent registered public accounting firm

The appointment of Fruci & Associates II, PLLC as the Company’s accounting firm for the fiscal year ending April 30, 2024 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,753,810	864,613	3,939	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETCAPITAL INC.

	By:	/s/ Coreen Kraysler
	Name:	Coreen Kraysler
	Title:	Chief Financial Officer

Dated: November 21, 2023

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